UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) In response to the impacts of COVID-19 on the business of GameStop Corp. (the “Company”), our Chief Executive Officer and our other active named executive officers (as listed in the preliminary proxy statement filed with the SEC on April 13, 2020) have elected to temporarily reduce their 2020 base salaries by 50%, and 30%, respectively. In addition, our Board of Directors has elected to temporarily reduce its annual cash compensation by 50%. Both of these adjustments are effective April 26, 2020, and continue until June 30, 2020, or such earlier date as determined by the Compensation Committee. Due to the temporary nature of this change, other employee benefit or compensation arrangements that are determined as a function of base salary (such as life insurance, annual bonus targets or severance amounts) will not be altered and will continue to be based on the original salary level. On April 20, 2020, the Compensation Committee of our Board of Directors approved these changes in active named executive officer compensation.

Item 7.01 Regulation FD Disclosure.

Effective April 26, 2020, in addition to base salary reductions for our Chief Executive Officer and other active named executive officers and the reduction to the Board of Directors cash retainer fees described above under Item 5.02(e), we have reduced pay for certain other employees by graduated amounts between 10% and 30%. In addition, we have offered certain corporate and other support team members the option to work under either half-time/half-pay structure or a temporary furlough program.

As of April 21, 2020, the Company provided the following updates to its global operations:

Store Operations:
•Approximately one-third of U.S. stores locations remain closed, with two-thirds of U.S. stores closed to customers but available for curbside pick-up.
•We have begun the process of re-opening certain stores in Italy, Germany, Austria and the states of South Carolina and Georgia and continue to monitor our ability to re-open stores in our other operating countries and states in the coming weeks.
•All stores in Australia have remained open for business with strong results, reflecting an increase of approximately 24% in comparable store sales for the nine weeks ended April 4, 2020, the final day of the fiscal March period.

Sales Update:
The Company’s comparable store sales for the nine weeks ended April 4, 2020, declined approximately 23% on a year-over-year basis, which includes the impact of the majority of stores having closed in most operating countries throughout the fiscal month of March.
•For the three-week period ended March 21, 2020, the date the Company closed U.S stores to the public, comparable U.S. store sales grew approximately 3% as the company experienced a surge in demand across products that people need to work, learn or play from home.
•For the five-week fiscal March period, the Company’s Australian stores posted comparable store sales increase of approximately 64%.

Liquidity:
As of April 4, 2020, the Company had approximately $772 million in total cash and liquidity (approximately $706 million in cash and $66 million in availability on its revolver). The Company continues to expect it has sufficient liquidity and financial flexibility to navigate the current environment.

Due to the impact of pandemic-related governmental regulations and certain landlord decisions to close properties, we are in discussions with our landlords regarding ongoing rent obligations, including potential abatement, deferral and or restructuring of future rent obligations payable during this period of COVID-19 related closure.

The disclosure set forth in Item 5.02(e) above is incorporated by reference into and furnished under this Item 7.01.

Safe Harbor
This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information, including expectations as to future operating profit improvement. Such statements include without limitation those about the Company’s expectations for fiscal 2020, future financial and operating results, projections, expectations and other statements that are not historical facts. All statements regarding targeted and expected benefits of our transformation, capital allocation, profit improvement and cost-savings initiatives, and expected fiscal 2020 results, are forward-looking statements. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those reflected or described in the forward-looking statements: the uncertain impact, effects and results of pursuit of operating, strategic, financial and structural initiatives, including the Reboot strategic plan; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital and credit; the impact of the COVID-19 outbreak on capital markets and our business; our inability to obtain sufficient quantities of product to meet consumer demand, including due to supply chain disruptions on account of trade restrictions, political instability, COVID-19, labor disturbances and product recalls; the timing of release and consumer demand for new and pre-owned products; our ability to continue to expand, and successfully open and operate new stores for our collectibles business; risks associated with achievement of anticipated financial and operating results from acquisitions; our ability to sustain and grow our console digital video game sales; our ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets we serve; our ability to assess and implement technologies in support of our omnichannel capabilities; the impact of goodwill and intangible asset impairments; cost reduction initiatives, including store closing costs; risks related to changes in, and our continued retention of, executives and other key personnel and our ability to attract and retain qualified employees in all areas of the organization; changes in consumer preferences and economic conditions; increased operating costs, including wages; disruptions to our information technology systems including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; risks associated with international operations; increased competition and changing technology in the video game industry; changes in domestic or foreign laws and regulations that reduce consumer demand for, or increase prices of, our products or otherwise adversely affect our business; our effective tax rate and the factors affecting our effective tax rate, including changes in international, federal or state tax, trade and other laws and regulations; the costs and outcomes of legal proceedings and tax audits; our use of proceeds from the sale of our Spring Mobile business; and unexpected changes in the assumptions underlying our outlook for fiscal 2020. Additional factors that could cause our results to differ materially from those reflected or described in the forward-looking statements can be found in GameStop's Annual Report on Form 10-K for the fiscal year ended February 2, 2019 filed with the SEC and available at the SEC's Internet site at http://www.sec.gov or http://investor.GameStop.com. Forward-looking statements contained in this press release speak only as of the date of this release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Item 9.01 Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release issued by GameStop Corp., dated April 21, 2020.
The information contained in this Current Report (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: April 21, 2020	By:	/s/ James A. Bell
Name: James A. Bell Title: Executive Vice President and Chief Financial Officer